UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 20, 2001


                          1stopsale.com Holdings, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                     000-31505                         23-3020677
                     ---------                         ----------
             (Commission File Number)         (IRS Employer Identification No.)


                1422 Chestnut Street, Philadelphia, PA 19102-2510
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                             (215) 569-9176 Ext. 12
                             ----------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
                   (Former name, address and telephone number)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         (a) On August 20, 2001, Donald R. Mastropietro ("DRM") acquired 11,500,000 restricted common shares of 1stopsale.com Holdings, Inc. from William Tay in a private purchase transaction. DRM became the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended. Simultaneously with this transaction, Mr. Tay nominated Mr. Mastropietro to be director of the Registrant (subject to compliance with Rule 14f-1 of the Securities Exchange Act of 1934) and as President, Secretary and Treasurer. Mr. Tay resigned.

         Prior to the sale, the Company had 12,078,775 shares of common stock outstanding.

         A copy of the Stock Purchase Agreement reflecting the sale of the 11,500,000 shares is attached hereto as an exhibit. The foregoing description is qualified by such reference.

         (b) The following table sets forth certain information regarding beneficial ownership of the common stock of the Company as of August 20, 2001, giving effect to the transfer of shares from Mr. Tay to DRM:

         o each person or entity known to own beneficially more than 5% of the common stock;

         o        each of the Company's directors;

         o        each of the Company's named executive officers; and

         o all executive officers and directors of the Company as a group.


                 Name and Address of         Amount and Nature of     Percent of
Title of Class   Beneficial Owner (1)        Beneficial Ownership     Class (2)
--------------   ----------------------      ----------------------   ---------

Common Stock     Donald R. Mastropietro           11,500,000             95.2%
                 321 N. Kentucky Ave., Suite 1
                 Lakeland, FL  33801

Common Stock     All Officers and Directors
                 as a Group (1 person)            11,500,000             95.2%
--------------

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
(2)      Based upon 12,078,775 shares issued and outstanding.

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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS

         1.1. Capital Stock Purchase Agreement between William Tay and Donald R. Mastropietro, dated as of August 6, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               1STOPSALE.COM HOLDINGS,  INC.


                                               /s/ Donald R. Mastropietro
                                               ---------------------------------
                                               Donald R. Mastropietro, President

Date: August 21, 2001


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